Big River Steel to Become the Leader in Non-Grain Oriented (NGO) Electrical Steels Building an NGO electrical steel line at Big River Steel June 8, 2021

2 Forward-looking statements These slides are being provided to assist readers in understanding the investment in a non-grain oriented (NGO) electrical steel line by United States Steel Corporation. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will,” "may" and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, the integration of Big River Steel in our existing business, business strategies related to the combined business and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in this report and in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, our Quarterly Reports on Form 10-Q and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to (i) "U. S. Steel," "the Company," "we," "us," and "our" refer to United States Steel Corporation and its consolidated subsidiaries unless otherwise indicated by the context and (ii) “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.

3 NGO electrical steel line at Big River Steel Summary Meeting the growing electric vehicle (EV) demand with the best NGO capabilities Funding the investment with cash generated from Big River Steel’s robust profitability and cash flow Delivering unmatched NGO electrical steel characteristics compared to less capable domestic competition ✓ ✓ ✓

4 NGO electrical steel line at Big River Steel Summary Electrical steel line at Big River Steel Expected annual production capability 200,000 tons 3Q 2023 First coil expected in September 2023 Investment Highlights:

5 NGO electrical steel line at Big River Steel Meeting the growing electric vehicle demand Electrical Steels: Non-grain oriented (NGO) Grain oriented (GO) focus of investment Ideal for power generation Ideal for power transfer Steel grades needed to transform electrical power into usable energy

6 NGO electrical steel line at Big River Steel Meeting the growing electric vehicle demand 2019A Electric Vehicle Demand1 in millions Investing to meet strategic customers’ needs 1 Source: Market research syndicating electric steel demand projections across wall street research, Steel-Insights 2020, Newton-Evans 2018, Nearshore Americas 2020, and other sources. CAGR = Compound annual growth rate. 2025E 13-30% CAGR

7 NGO electrical steel line at Big River Steel Meeting the growing electric vehicle demand By 2025 1 Electrification spending by 2025 in anticipation of 40% vehicle volume fully electric by 2030 of new vehicle sales should be electrified models 40% new global electric vehicles by 2025 1 Based on third party public announcements. Source: Company websites. $30+ billion 30 vehicles

8 NGO electrical steel line at Big River Steel Investing where we have unique differentiation STATE-OF-THE-ART TECHNOLOGY AT BIG RIVER STEEL PROXIMITY TO TARGETED CUSTOMER BASE ENHANCING EARNINGS PROFILE Commercializing thinner and wider NGO electrical steels to partner with customers Strategically located near a growing customer base Increasing mix of value-added products to drive through-cycle value

9 NGO electrical steel line at Big River Steel Investing where we have unique differentiation Big River Steel Campus EAF Steelmaking Casting & Rolling NGO line Capturing additional value at Big River Steel by utilizing its highly capable EAF steelmaking technology Expanding the Big River Steel footprint: Finishing

10 NGO electrical steel line at Big River Steel Unmatched NGO characteristics By 2027, over 90% of NGO consumption is expected to be 0.25 – 0.50mm product1 Pursuing LEED certification for new NGO line and expanding our sustainable verdeXTM steel brand Opportunities to partner on broader decarbonization goals 0.10 – 0.50 millimeters Competitor thinner gauges not widely available today Product capabilities to serve tomorrow’s NGO needs: 1 Source: Steel-Insights, LLC.

11 NGO electrical steel line at Big River Steel Strong return profile with low capital intensity $50M $325M $75M 2021 20232022 2024 2025 2026+ $60M $120M $140M 2022 20232021 2024 2025 2026+ Expected CAPEX: ~$450 million Expected EBITDA: ~$140 million per year Permitting already in place Significant premium to hot-rolled coil 2021 capex budget of $745M1 unchanged; prudently managing capex to include NGO investment 1 Communicated on our January earnings call. $675 million for Flat-rolled / U. S. Steel Europe / Tubular; $70M for Big River Steel. Funded from cash generated at Big River Steel

12 60% 17% 23% Hot rolled coil (60%) Cold rolled coil (17%) Coated (23%) Product mix: 3rd party shipments 50% 27% 16% 7% Hot rolled coil (50%) Cold rolled coil (27%) Coated (16%) NGO (7%) NGO electrical steel line at Big River Steel Higher through-cycle margin product mix 400 basis point improvement in through- cycle EBITDA margins1% 1Q 2021 Potential Future 1 400 basis point expansion based on previous through-cycle EDITDA margin expectations for Big River Steel of mid to high teens.

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com